 Table of Contents

EXHIBIT 31.02

Certification Pursuant to Section 302 of The Sarbanes-Oxley Act of 2002

I, Fran V. Ross, Chief Financial Officer of Boston Restaurant Associates, Inc., certify that:

1.    I have reviewed this annual report on Form 10-K of Boston Restaurant Associates, Inc.;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to     state a material     fact necessary to make the statements made, in light of the circumstances under which     such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, the financial statements, and other financial information included in this report,     fairly present in all material respects the financial condition, results of operations and cash flows of the     registrant as of, and for, the periods presented in this report;

4.    The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure     controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) [omitted] for the     registrant and have:

a.    Designed such disclosure controls and procedures, or caused such disclosure controls and     procedures to be designed under our supervision, to ensure that material information relating     to the registrant, including its consolidated subsidiaries, is made known to us by others within     those entities, particularly during the period in which this report is being prepared;

b.    [Omitted;]

c.    Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in     this report our conclusions about the effectiveness of the disclosure controls and procedures, as of     the end of the period covered by this report based on such evaluation; and

d.    Disclosed in this report any change in the registrant's internal control over financial reporting that     occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in     the case of an annual report) that has materially affected, or is reasonably likely to materially affect,     the registrant's internal control over financial reporting; and

5.    The registrant's other certifying officer(s) and I have disclosed, based on our most recent     evaluation of internal control over financial reporting, to the registrant's auditors and the audit     committee of the registrant's board of directors (or persons performing the equivalent functions):

a.    All significant deficiencies and material weaknesses in the design or operation of internal control     over financial reporting which are reasonably likely to adversely affect the registrant's ability to     record, process, summarize and report financial information; and

b.    Any fraud, whether or not material, that involves management or other employees who have a     significant role     in the registrant's internal control over financial reporting.

Date: June 29, 2006	/s/ Fran V. Ross
Fran V. Ross
Chief Financial Officer
(Principal Financial Officer)